Exhibit 99.1

GUSKIN GOLD CORPORATION

FINANCIAL STATEMENTS

JUNE 30, 2020

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Stockholders and Board of Directors of:

Guskin Gold Corporation

Opinion on the Financial Statements

We have audited the accompanying balance sheet of Guskin Gold Corporation (the “Company”) as of June 30, 2020, the related statements of operations, changes in stockholders’ deficit and cash flows for the period from May 28, 2020 (inception) to June 30, 2020, and related notes (collectively referred to as the financial statements). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of June 30, 2020, and the results of its operations and its cash flows for the period from May 28, 2020 (inception) to June 30, 2020, in conformity with accounting principles generally accepted in the United States of America.

Explanatory Paragraph – Going Concern

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 3 to the financial statements, the Company has not yet established an ongoing source of revenues sufficient to cover its operating costs and is dependent on debt and equity financing to fund its operations. The Company has a working capital deficit and an accumulated deficit. These factors raise substantial doubt about the Company's ability to continue as a going concern. Management’s plans in regard to these matters are described in Note 3. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal controls over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

/s/ Liggett & Webb, P.A.

LIGGETT & WEBB, P.A.

Certified Public Accountants

We have served as the Company’s auditor since 2020

Boynton Beach, Florida

September 9, 2020

GUSKIN GOLD CORPORATION

BALANCE SHEET

June 30, 2020
ASSETS
CURRENT ASSETS:
Prepaid expense	$3,940
TOTAL ASSETS	$3,940

LIABILITIES AND STOCKHOLDERS’ DEFICIT

CURRENT LIABILITIES:
Accrued interest related party	26
Loans payable related party	15,540
Total liabilities	15,566

Commitments and Contingencies (See Note 7)

STOCKHOLDERS’ DEFICIT
Common stock, par value $0.001 per share; 100,000,000 shares authorized; 28,200,000 shares issued and outstanding at June 30, 2020	28,200
Additional paid in capital	-
Accumulated deficit	(39,826)
Total stockholders’ deficit	(11,626)

TOTAL LIABILITIES AND STOCKHOLDERS’ DEFICIT	$3,940

The accompanying notes are an integral part of these financial statements.

GUSKIN GOLD CORPORATION

STATEMENT OF OPERATIONS

For the period from May 28, 2020 (inception) to June 30, 2020

Operating expenses
Professional fees	$38,170
General and administrative expenses	1,630
Total operating expense	39,800

Loss from operations	(39,800)

Other Expenses
Interest expense	(26)
Total other expenses	(26)

Loss from operations before income taxes	(39,826)

Provision for income taxes	-

Net loss	$(39,826)

Net loss per common share – basic and diluted	$(0.00)
Weighted average common shares outstanding – basic and diluted	27,387,879

The accompanying notes are an integral part of these financial statements.

GUSKIN GOLD CORPORATION

STATEMENT OF STOCKHOLDERS’ DEFICIT

	Common Stock: Shares	Common Stock: Par Value	Additional Paid-in Capital	Accumulated Deficit	Total

Balance – May 28, 2020 (inception)	-	$-	$-	$-	$-

Common stock issued to founder	15,000,000	15,000			15,000
Common stock issued for services	13,200,000	13,200			13,200
Net loss	-	-	-	(39,826)	(39,826)

Balance – June 30, 2020	28,200,000	$28,200	$-	$(39,826)	$(11,626)

The accompanying notes are an integral part of these financial statements.

GUSKIN GOLD CORPORATION

STATEMENT OF CASH FLOWS

For the period from May 28, 2020 (inception) to June 30, 2020
CASH FLOW FROM OPERATING ACTIVITIES:

Net loss	$(39,826)

Adjustments to reconcile net loss to net cash (used in) operating activities:
Shares issued to founder	15,000
Shares issued for services	13,200
Changes in assets and liabilities
Prepaid expense	(3,940)
Accrued interest – related parties	26
NET CASH USED IN OPERATING ACTIVITIES	(15,540)

CASH FLOW FROM FINANCING ACTIVITIES:
Proceeds from related party debt	15,540
NET CASH PROVIDED BY FINANCING ACTIVITIES	15,540

NET INCREASE IN CASH	-

CASH – BEGINNING OF PERIOD	-
CASH – END OF PERIOD	$-

SUPPLEMENTAL DISCLOSURE OF CASH FLOWS INFORMATION:

Cash paid during the period for:
Interest	$-
Income taxes	$-

The accompanying notes are an integral part of these financial statements.

GUSKIN GOLD CORPORATION

NOTES TO FINANCIAL STATEMENTS

FOR THE PERIOD FROM MAY 28, 2020 (INCEPTION) TO JUNE 30, 2020

Note 1 – Organization and basis of accounting

Basis of Presentation and Organization

Guskin Gold Corporation. was incorporated in May 28, 2020 in the state of Nevada. Guskin Gold’s business activity is the early-stage development of a business focusing on the acquisition of gold properties, and the exploration and potential development of small-scale gold mining operations in the Republic of Ghana, West Africa.

The accompanying financial statements are prepared on the basis of accounting principles generally accepted in the United States of America (“GAAP”). The Company is a development stage enterprise devoting substantial efforts to establishing a new business, financial planning, raising capital, and research into products which may become part of the Company’s product portfolio. The Company has not realized significant sales since inception. A development stage company is defined as one in which all efforts are devoted substantially to establishing a new business and, even if planned principal operations have commenced, revenues are insignificant.

The accompanying financial statements have been prepared assuming the continuation of the Company as a going concern. The Company has not yet established an ongoing source of revenues sufficient to cover its operating costs and is dependent on debt and equity financing to fund its operations. Management of the Company is making efforts to raise additional funding until a registration statement relating to an equity funding facility is in effect. While management of the Company believes that it will be successful in its capital formation and planned operating activities, there can be no assurance that the Company will be able to raise additional equity capital, or be successful in the development and commercialization of the products it develops or initiates collaboration agreements thereon. The accompanying financial statements do not include any adjustments to reflect the possible future effects on the recoverability and classification of assets or the amounts and classification of liabilities that may result from the possible inability of the Company to continue as a going concern.

Note 2 – Summary of significant accounting policies

Cash and Cash Equivalents

For purposes of reporting within the statements of cash flows, the Company considers all cash on hand, cash accounts not subject to withdrawal restrictions or penalties, and all highly liquid debt instruments purchased with a maturity of three months or less to be cash and cash equivalents.

Earnings (Loss) per Share

In accordance with accounting guidance now codified as FASB ASC Topic 260, “Earnings per Share,” basic earnings (loss) per share is computed by dividing net income (loss) by weighted average number of shares of common stock outstanding during each period. Diluted earnings (loss) per share is computed by dividing net income (loss) by the weighted average number of shares of common stock, common stock equivalents and potentially dilutive securities outstanding during the period. As of June 30, 2020, the Company did not have any outstanding dilutive securities.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

GUSKIN GOLD CORPORATION

NOTES TO FINANCIAL STATEMENTS

FOR THE PERIOD FROM MAY 28, 2020 (INCEPTION) TO JUNE 30, 2020

Revenue Recognition

The Company accounts for revenue under Accounts Standard Codification(“ASC”) ASC 606, Revenue from Contracts. ASC 606 creates a five-step model that requires entities to exercise judgment when considering the terms of contracts, which includes (1) identifying the contracts or agreements with a customer, (2) identifying our performance obligations in the contract or agreement, (3) determining the transaction price, (4) allocating the transaction price to the separate performance obligations, and (5) recognizing revenue as each performance obligation is satisfied. The Company only applies the five-step model to contracts when it is probable that the Company will collect the consideration it is entitled to in exchange for the services it transfers to its clients.

The Company has no source of revenue as it is currently a shell company which is moving forward with the business of identifying and entering into a business combination with a privately held business or company. As such, no revenue has been recognized to date.

Income Taxes

The Company accounts for income taxes pursuant to FASB ASC Topic 740, Income Taxes. Under FASB ASC Topic 740, deferred tax assets and liabilities are determined based on temporary differences between the bases of certain assets and liabilities for income tax and financial reporting purposes. The deferred tax assets and liabilities are classified according to the financial statement classification of the assets and liabilities generating the differences.

The Company maintains a valuation allowance with respect to deferred tax assets. The Company establishes a valuation allowance based upon the potential likelihood of realizing the deferred tax asset and taking into consideration the Company’s financial position and results of operations for the current period. Future realization of the deferred tax benefit depends on the existence of sufficient taxable income within the carry-forward period under the Federal tax laws.

Changes in circumstances, such as the Company generating taxable income, could cause a change in judgment about the reliability of the related deferred tax asset. Any change in the valuation allowance will be included in income in the year of the change in estimate.

Fair Value of Financial Investments

The fair value of cash and cash equivalents, accounts payable, accrued liabilities, and loans payable approximates the carrying amount of these financial instruments due to their short-term maturity.

Stock-Based Compensation

The Company accounts for stock-based compensation in accordance with ASC 718 Compensation - Stock Compensation (“ASC 718”). ASC 718 addresses all forms of share-based payment awards including shares issued under employee stock purchase plans and stock incentive shares. Under ASC 718 awards result in a cost that is measured at fair value on the awards’ grant date, based on the estimated number of awards that are expected to vest and will result in a charge to operations.

GUSKIN GOLD CORPORATION

NOTES TO FINANCIAL STATEMENTS

FOR THE PERIOD FROM MAY 28, 2020 (INCEPTION) TO JUNE 30, 2020

Recent Accounting Pronouncements

In July 2018, the FASB issued accounting standard update (“ASU”) No. 2017-02, “Leases (Topic 842)”, (“ASU 2017-02”) and ASU 2018-10, “Leases (Topic 842)”, (“ASU 2018-10”), respectively. These ASU’s require that an entity should recognize assets and liabilities for leases with a maximum possible term of more than 12 months. A lessee would recognize a liability to make lease payments (the lease liability) and a right-of-use asset representing its right to use the leased asset (the underlying asset) for the lease term. This guidance also provides accounting updates with respect to lessor accounting under a lease arrangement. This new lease guidance is effective for fiscal years beginning after December 15, 2018. Entities have the option of using either a full retrospective or a modified approach (cumulative effect adjustment in period of adoption) to adopt the new guidance. Early adoption is permitted for all entities. The Company currently leases no equipment or property, and therefore, the adoption of the new standard has no effect on the Company’s financial statements.

Accounting standards-setting organizations frequently issue new or revised accounting rules. We regularly review all new pronouncements to determine their impact, if any, on our financial statements.

Note 3- Going Concern

The accompanying financial statements have been prepared assuming the continuation of the Company as a going concern. The Company has not yet established an ongoing source of revenues sufficient to cover its operating costs and is dependent on debt and equity financing to fund its operations. Management of the Company is making efforts to raise additional funding. While management of the Company believes that it will be successful in its capital formation and planned operating activities, there can be no assurance that the Company will be able to raise additional equity capital or be successful in the development and commercialization of the products it develops or initiates collaboration agreements thereon. The accompanying financial statements do not include any adjustments to reflect the possible future effects on the recoverability and classification of assets or the amounts and classification of liabilities that may result from the possible inability of the Company to continue as a going concern.

Note 4 – Related party transactions

On June 01, 2020, the Company entered into a loan agreement with Naana Asante, Founder, in the amount of $1,630 for registration expenses paid for on behalf of the company. On June 18, 2020, the Company received an additional $4,500 from Naana Asante for accounting fees. The unsecured loan matures one year from the date of the loan and bears an interest rate of 2.5%. As of June 30, 2020 the Company recorded accrued interest expenses of $12.

On June 01, 2020, the Company entered into a loan agreement with an entity controlled by our shareholder in the amount of $3,500 for consulting fees paid for on behalf of the Company. This unsecured loan matures one year from the date of the loan and bears an interest rate of 2.5%. As of June 30, 2020 the Company recorded accrued interest expenses of $12.

On June 26, 2020, the Company entered into a loan agreement with an entity controlled by our shareholder in the amount of $5,910 for consulting and legal fees paid for on behalf of the Company. This unsecured loan matures one year from the date of the loan and bears an interest rate of 2.5%. As of June 30, 2020 the Company recorded accrued interest expenses of $2.

Note 5 – Income taxes

The Company provides for income taxes under FASB ASC 740, Accounting for Income Taxes. FASB ASC 740 requires the use of an asset and liability approach in accounting for income taxes. Deferred tax assets and liabilities are recorded based on the differences between the financial statement and tax bases of assets and liabilities and the tax rates in effect currently.

GUSKIN GOLD CORPORATION

NOTES TO FINANCIAL STATEMENTS

FOR THE PERIOD FROM MAY 28, 2020 (INCEPTION) TO JUNE 30, 2020

FASB ASC 740 requires the reduction of deferred tax assets by a valuation allowance, if, based on the weight of available evidence, it is more likely than not that some or all of the deferred tax assets will not be realized. In the Company’s opinion, it is uncertain whether they will generate sufficient taxable income in the future to fully utilize the net deferred tax asset. Accordingly, a valuation allowance equal to 100% of the deferred tax asset has also been recorded. The cumulative deferred tax asset for period is calculated by multiplying a 21% estimated tax rate by the cumulative net operating loss (NOL) adjusted for the following items:

For the period from May 28, 2020 (inception) to June 30, 2020

Book loss for the year	$(39,826)

Adjustments:
Accrued interest	26
Stock based compensation	28,200
Tax loss for the year	(11,600)

Estimated effective tax rate	21%

Gross deferred tax assets:
Temporary difference	$5
Net operating loss carryforward	2,436
Total gross deferred tax asset	$2,441
Less: Valuation allowance	(2,441)
Net Deferred tax asset	$-

Rate Reconciliation:

For the period from May 28, 2020 (inception) to June 30, 2020

Federal income tax at statutory rate	$(8,363)
Permanent difference	5,922
Change in Valuation Allowance	2,441
$—

The tax period since inception is open for examination by taxing authorities  through 2025.

Note 6 – Common stock

On May 28 2020, the Company issued 15,000,000 shares of common stock to Naana Asante for services valued at $15,000. From the period May 28, 2020(inception) thru June 30, 2020, the Company issued 13,200,000 shares of common stock for services valued at $13,200. As of June 30, 2020, a total of 28,200,000 shares of common stock with par value $0.001 remain outstanding.

Note 7 – Commitments and Contingencies

On June 01, 2020, (the “commencement date”) the Company entered into a consulting   agreement with Dr. Kweku Ainuson to provide consulting services on as needed basis. The consultant shall be responsible for advising the Chief Executive Officer, President, Chief Geologist, and Chairman of the Board of Directors on all legal matters of the Company. In addition, the consultant is to provide legal advice on areas including but not limited to business contracts or any other legal documentation that requires legal expertise; assisting in the management of internal and external legal resources; reading and reviewing legal documents that the Client receives and making sure that they are properly drafted and any other legal services. As compensation for the services provided by Consultant, the Consultant should vest 50,000 shares common shares valued at $0.001 every quarter for total compensation value of 200,000 shares. In addition, every 90 days, from the commencement date, the company shall pay the consultant $5,000 per quarter.

GUSKIN GOLD CORPORATION

NOTES TO FINANCIAL STATEMENTS

FOR THE PERIOD FROM MAY 28, 2020 (INCEPTION) TO JUNE 30, 2020

From time to time, the Company may become involved in various lawsuits and legal proceedings, which arise in the ordinary course of business. However, litigation is subject to inherent uncertainties, and an adverse result in these or other matters may arise that may harm its business. The Company is currently not aware of any such legal proceedings or claims that they believe will have, individually or in the aggregate, a material adverse effect on its business, financial condition or operating results.

Note 8 – Subsequent Event

On September 3, 2020, the Company and the shareholders of the Company entered into a Share Exchange Agreement (the “Share Exchange Agreement”) with Inspired Builders, Inc., a Nevada corporation (“ISRB”) and the controlling stockholders of ISRB (the “ISRB Controlling Stockholders”).  At the closing of the transactions contemplated by the Share Exchange Agreement (the “Closing”), in exchange for 28,200,000 shares of the Company’s common stock which represents 100% of the currently issued and outstanding capital stock of the Company, ISRB will issue 28,200,000 new restricted shares of Company common stock (the “Shares”) to the Company’s shareholders, representing approximately 96.54% of ISRB’s issued and outstanding common stock of ISRB upon Closing. As a result of the Share Exchange Agreement, the Company shall become ISRB’s wholly owned subsidiary, and ISRB shall acquire the business and operations of the Company. The Share Exchange Agreement will close on or before September 30, 2020, as long the conditions precedent to closing have been met (the “Closing”). The Closing of the Share Exchange Agreement is subject to certain conditions, including the approval of ISRB’s stockholders and completion of an audit of the Company. As of September 9, 2020, the Closing of the Share Exchange Agreement has not been consummated.

In preparing the financial statements, management has evaluated events and transactions for potential recognition or disclosure through September 9 2020, the date that the financial statements were available to be issued.